Common Stock	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Text Block [Abstract]
Common Stock
(9)	Common Stock

On June 25, 2014, the 2014 Restricted Stock Plan (the “Plan”) provides awards that shall not exceed, in the aggregate, 100,000 shares of common stock. Awards under the Plan are limited to employees and directors of the Company and the Bank selected by the Compensation Committee of the Board of Directors, to advance the best interest of Mid Penn and its shareholders.

Share-based compensation expense relating to restricted stock is recognized on a straight-line basis over the vesting periods of the awards and is a component of salaries and benefits expense. As of June 30, 2017, a total of 16,045 restricted shares were granted under the plan, with 2,990 of the granted shares being vested, while the remaining 13,055 granted shares remain unvested. The Plan grants and vesting resulted in $19,000 in compensation expense for the three months ended June 30, 2017, while $8,000 expense was recorded for the three months ended June 30, 2016. Compensation expense related to the Plan was $37,000 for the six months ended June 30, 2017, while it was $17,000 for the same period in 2016.

(21)	Common Stock

Dividend Reinvestment Plan

Under Mid Penn’s amended and restated dividend reinvestment plan (“DRIP”), 330,750 of Mid Penn’s authorized but unissued common stock are reserved for issuance. The DRIP also allows for voluntary cash payments within specified limits, for the purchase of additional shares.

Restricted Stock Plan

On June 25, 2014, the 2014 Restricted Stock Plan was registered under which awards shall not exceed, in the aggregate, 100,000 shares of common stock. The Plan was established for employees and directors of Mid Penn and the Bank, selected by the Compensation Committee of the Board of Directors, to advance the best interest of Mid Penn and its shareholders. The Plan provides those persons who have a responsibility for its growth with additional incentives by allowing them to acquire an ownership interest in Mid Penn and thereby encouraging them to contribute to the success of the company. Share-based compensation expense relating to restricted stock is recognized on a straight-line basis over the vesting periods of the awards and is a component of salaries and benefits expense. As of December 31, 2016, 16,045 shares have been granted under the Plan. Mid Penn granted 7,540 shares in 2016, 5,475 shares in 2015, and 3,500 shares in 2014. In 2016, 470 of the granted shares were cancelled due to the exit of a plan participant.

The following table presents compensation expense and related tax benefits for restricted stock awards recognized on the consolidated statement of income.

(Dollars in thousands)	2016	2015	2014
Compensation expense	$53	$28	$—
Tax benefit	(18)	(10)	—

Net income effect	$35	$18	$—

At December 31, 2016, there was $215,000 of unrecognized compensation cost related to all non-vested share-based compensation awards. This cost is expected to be recognized through July 2020.

The following table presents information regarding the non-vested restricted stock for the year ended December 31, 2016.

	Shares	Weighted- Average Grant Date Fair Value
Non-vested at January 1, 2016	8,100	$16.13
Vested	(2,115)	16.10
Cancelled	(470)	16.09
Granted	7,540	18.77

Non-vested at December 31, 2016	13,055	17.66